Tortoise Power and Energy Infrastructure Fund, Inc.

TPZ
LISTED
NYSE

Yield

Growth

Quality

2012 1st Quarter Report

February 29, 2012

…Steady Wins®

Company at a Glance

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ) invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. The Fund’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to invest in a portfolio of companies that provide stable and defensive characteristics throughout economic cycles.

Infrastructure Asset Class

Increasingly, institutions have allocated a portion of their investment portfolio to infrastructure due to its desirable investment characteristics, which include:

  Long-term stable asset class with low historical volatility

  Attractive risk-adjusted returns

  Investment diversification through low historical correlation with other asset classes

  A potential inflation hedge through equity investments

For Investors Seeking

  A fund which invests in the historically stable and defensive power and energy infrastructure sectors

  Monthly distributions

  Fund invested in fixed income securities with low volatility and more safety as well as MLPs for growth

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings related to individual MLP partnership investments

Power and Energy Infrastructure Operations

At the heart of the infrastructure asset class is power and energy infrastructure, illustrated in the box below:

Power Infrastructure — The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather, and/or process crude oil, refined petroleum products, natural gas or natural gas liquids (including renewable energy).

Distribution Policy — Tortoise Power and Energy Infrastructure Fund, Inc. (‘‘TPZ”), with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TPZ during such year. In accordance with its Policy, TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of TPZ’s performance, TPZ expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of TPZ’s performance for the entire calendar year and to enable TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TPZ and its shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TPZ’s assets to a level that was determined to be detrimental to TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

You should not draw any conclusions about TPZ’s investment performance from the amount of the distribution or from the terms of TPZ’s distribution policy. TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

March 25, 2012

Dear Fellow Stockholders,

The power and energy infrastructure sector achieved attractive returns in our first fiscal quarter ended Feb. 29, 2012, as growth expectations accelerated and momentum shifted favorably in the broader market. The Federal Reserve reaffirmed its intention to keep interest rates low (with a near 0 percent federal funds rate) and more recently noted that economic conditions have been positive and slightly expansive.

Power & Energy Infrastructure Sector Review and Outlook

During our first fiscal quarter of 2012, the TPZ Benchmark Index*, comprised of a blend of debt and equity securities issued by companies in the power and energy infrastructure sectors, posted a total return of 6.2 percent, underperforming the S&P 500 index total return of 10.1 percent during the same period. While fixed income markets generally underperformed equity markets during the period, the TPZ Benchmark Index benefited from its equity component as equities rebounded from a flat 2011.

While many people across the country enjoyed the benefits of a mild winter, the historically warm weather negatively impacted power and energy companies. In many states, consumers’ monthly heating bills during traditionally high-use, deep-winter months, were noticeably lower, reducing demand for power. However, natural gas prices dropped to their lowest level in a decade, benefiting power companies by reducing their input costs. As such, we expect to continue to see coal plant retirements, driven by environmental factors as well as the low relative price of natural gas to coal.

The North American energy landscape continues to increase in size and scope. In addition to natural gas shales, shale oil is an increasingly significant opportunity as well. Notably, the International Strategy & Investment Group predicts that North America will lead non-OPEC countries in oil production increases during the five year period through 2016. We expect significant pipeline infrastructure will be needed to support the build-out associated with both natural gas and oil shale development.

Fund Performance Review

Our total assets increased from $215.1 million on Nov. 30, 2011, to $222.0 million as of the first fiscal quarter end, resulting primarily from market appreciation of our investments. Our market based total return was 8.6 percent and our NAV-based total return was 6.7 percent (both including the reinvestment of distributions) for the first fiscal quarter. Our performance was positively impacted by strong returns on our equity investments and secondarily from positive fixed income markets.

During the fiscal quarter, we paid monthly distributions of $0.125 per share ($1.50 annualized). These distributions represented an annualized yield of 5.8 percent based on the fiscal quarter closing price of $25.87. We will provide our expectations for tax characterization of TPZ’s 2012 distributions later in the year. A final determination of the characterization will be made in January 2013. Please refer to the inside front cover of this report for important information about TPZ’s distribution policy.

We ended our fiscal year with leverage (including bank debt and senior notes) at 15.7 percent of total assets, and with a weighted average maturity of 2.3 years, a weighted average cost of leverage of 3.3 percent, and over 70 percent at fixed rates. We continue to believe a primarily fixed-rate strategy with laddered maturities enhances the predictability and sustainability of our distributable cash flow.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion of this report.

Conclusion

Please join us for our annual stockholders’ meeting on May 24, 2012 at 10 a.m. central time at our offices located at 11550 Ash St., Suite 300, in Leawood, Kan. If you are unable to attend the meeting, you can join us via our web site at www.tortoiseadvisors.com.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Power and Energy Infrastructure Fund, Inc.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

*TPZ Benchmark Index includes the BofA Merrill Lynch US Energy Index (CIEN), the BofA Merrill Lynch US Electric Utility Index (CUEL) and the Tortoise MLP Total Return Index® (TMLPT).

(Unaudited)

2012 1st Quarter Report       1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2011				2012
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Interest earned on corporate bonds	$2,010	$2,008	$1,962	$1,959	$2,060
Distributions received from master limited partnerships	839	847	857	881	824
Dividends paid in stock	604	610	619	623	517
Total from investments	3,453	3,465	3,438	3,463	3,401
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	402	422	413	405	447
Other operating expenses	126	124	117	110	136
	528	546	530	515	583
Distributable cash flow before leverage costs and current taxes	2,925	2,919	2,908	2,948	2,818
Leverage costs(2)	297	298	305	295	295
Current foreign tax expense	—	2	1	2	—
Distributable Cash Flow(3)	$2,628	$2,619	$2,602	$2,651	$2,523
Net realized gain on investments	$934	$144	$1,092	$2,343	$2,000

Distributions paid on common stock	$2,603	$2,604	$2,605	$2,607	$2,607
Distributions paid on common stock per share	0.375	0.375	0.375	0.375	0.375
Total assets, end of period	212,268	210,563	203,725	215,055	221,968
Average total assets during period(4)	207,351	211,951	207,921	207,187	218,701
Leverage(5)	32,300	32,000	32,100	33,000	34,900
Leverage as a percent of total assets	15.2%	15.2%	15.8%	15.3%	15.7%
Net unrealized appreciation, end of period	48,673	48,165	41,468	46,958	55,630
Net assets, end of period	178,732	176,954	169,977	176,329	185,558
Average net assets during period(6)	172,182	176,803	173,658	171,136	181,572
Net asset value per common share	25.75	25.47	24.45	25.37	26.69
Market value per common share	24.86	25.22	24.41	24.18	25.87
Shares outstanding	6,940,986	6,946,635	6,951,333	6,951,333	6,951,333

Selected Operating Ratios(7)
As a Percent of Average Total Assets
Total distributions received from investments	6.75%	6.49%	6.56%	6.70%	6.25%
Operating expenses before leverage costs and current taxes	1.03%	1.02%	1.01%	1.00%	1.07%
Distributable cash flow before leverage costs and current taxes	5.72%	5.47%	5.55%	5.70%	5.18%
As a Percent of Average Net Assets
Distributable cash flow(3)	6.19%	5.88%	5.94%	6.21%	5.59%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other leverage expenses.
(3)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, amortization of debt issuance costs and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Computed by averaging month-end values within each period.
(5)	Leverage consists of long-term debt obligations and short-term borrowings.
(6)	Computed by averaging daily values within each period.
(7)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on average net assets.

2       Tortoise Power and Energy Infrastructure Fund, Inc.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Power and Energy Infrastructure Fund, Inc.’s (“TPZ”) primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. We seek to provide our stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. We believe the power and energy infrastructure sectors provide stable and defensive characteristics throughout economic cycles. A majority of the investments are in fixed income securities with the remainder invested in equities which provide growth potential.

TPZ is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

Market values of our debt and MLP investments increased during the 1st quarter, contributing to an overall increase of $6.9 million in total assets. The total income received from our investments decreased slightly during the quarter and increased average total assets resulted in higher asset based expenses. We increased leverage slightly during the quarter, and our total leverage as a percent of total assets also increased. We maintained our monthly distribution of $0.125 per share. Additional information on the results of our operations is discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

We pay monthly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our monthly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the fiscal year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly, and may adjust the monthly distributions throughout the year. Our distribution policy is described on the inside front cover of this report.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from MLPs and related companies and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs. A reconciliation of Net Investment Income to DCF is included below.

Income from Investments

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that we believe offer attractive distribution rates. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

Total income from investments for the 1st quarter 2012 was approximately $3.4 million, a slight decrease as compared to 4th quarter 2011 and 1st quarter 2011. This decrease from 4th quarter is due to the impact of trading activity wherein certain investments with higher current yields and lower expected future growth were sold and replaced with investments that had lower current yields and higher expected future growth, in addition to fixed income investments that have been refinanced in a lower interest rate environment.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.07 percent of average total assets for 1st quarter 2012 as compared to 1.00 percent for the 4th quarter 2011 and 1.03 percent for 1st quarter 2011. Advisory fees for 1st quarter 2012 increased 10.4 percent from 4th quarter 2011 as a result of increased average managed assets during the quarter as discussed above as well as a reduction in the advisory fee waiver. While the contractual

2012 1st Quarter Report       3

Management’s Discussion (Unaudited) (Continued)

advisory fee is 0.95 percent of average monthly managed assets, the Adviser waived an amount equal to 0.15 percent of average monthly managed assets for the calendar years 2010 and 2011 and has agreed to waive 0.10 percent of average monthly managed assets for calendar year 2012. Other operating expenses increased from 4th quarter 2011 primarily due to increased stockholder communications expenses.

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period, as our senior notes and revolving credit facility have variable rates of interest, and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our senior notes and revolving credit facility is included in the Liquidity and Capital Resources section below.

As indicated in Note 10 of our Notes to Financial Statements, at February 29, 2012, we had $26 million notional amount of interest rate swap contracts with Wells Fargo Bank in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TPZ has agreed to pay Wells Fargo Bank a fixed rate while receiving a floating rate based upon the 1-month or 3-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (Wells Fargo Bank pays TPZ the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TPZ pays Wells Fargo Bank the net difference). The interest rate swap contracts have a weighted average fixed rate of 2.18 percent and weighted average remaining maturity of approximately 2.5 years. This swap arrangement effectively fixes the cost of approximately 74 percent of our outstanding leverage over the remaining swap period.

Total leverage costs for DCF purposes were approximately $295,000 for the 1st quarter 2012, unchanged as compared to 4th quarter 2011. This includes interest expense on our senior notes and bank credit facility. The weighted average annual rate of our leverage was 3.26 percent at February 29, 2012.

Distributable Cash Flow and Capital Gains

For 1st quarter 2012, our DCF was approximately $2.5 million, a 4.0 percent decrease as compared to 1st quarter 2011 and a 4.8 percent decrease as compared to 4th quarter 2011. This decrease is the net result of the change in distributions and expenses as outlined above. In addition, we had net realized gains of approximately $2.0 million from the sale of portfolio investments in the 1st quarter 2012. On November 7, 2011, we declared monthly distributions for the 2012 1st fiscal quarter of $0.125 per share. This is unchanged as compared to 4th quarter 2011.

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for the 1st quarter 2012 (in thousands):

1st Qtr 2012
Net Investment Income	$1,269
Adjustments to reconcile to DCF:
Dividends paid in stock	517
Distributions characterized as return of capital	777
Amortization of debt issuance costs	9
Interest rate swap expenses	(105)
Change in amortization methodology	56
DCF	$2,523

Liquidity and Capital Resources

We had total assets of $222.0 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During the 1st quarter 2012, total assets increased by $6.9 million. This change was primarily the result of a $9.9 million increase in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions), net portfolio purchases of $2.3 million, and a decrease in receivables of approximately $5.2 million.

Total leverage outstanding at February 29, 2012 of $34.9 million is comprised of $20 million floating rate senior notes and $14.9 million outstanding on our bank credit facility. Through the utilization of our interest rate swaps, we have essentially fixed the rate on approximately 75 percent of our leverage with the remaining 25 percent floating based upon short-term LIBOR. Total leverage represented 15.7 percent of total assets with a weighted average maturity of 1.8 years. Our leverage as a percent of total assets remains below our long-term target level of 20 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 in the Notes to Financial Statements. Our coverage ratio is updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (which includes, among other items, taxable interest and the excess of any short-term capital gains over net long-term capital losses); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital.

We have received exemptive relief from the SEC to distribute capital gains throughout the year and we may also distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2011 were approximately 57 percent ordinary income (none of which is qualified dividend income), 34 percent long-term capital gain and 9 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by approximately 9 percent of the total distributions they received in 2011. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.

4       Tortoise Power and Energy Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS February 29, 2012
(Unaudited)

	Principal
	Amount/Shares	Fair Value
Corporate Bonds — 68.9%(1)

Local Distribution Pipelines — 8.1%(1)
United States — 8.1%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018	$4,000,000	$4,725,880
NiSource Finance Corp.,
6.400%, 03/15/2018	3,500,000	4,133,713
Source Gas, LLC,
5.900%, 04/01/2017(2)	5,770,000	6,100,817
		14,960,410

Natural Gas/Natural Gas Liquids Pipelines — 20.5%(1)
Canada — 3.3%(1)
TransCanada Pipelines Limited,
6.350%, 05/15/2067	6,000,000	6,157,476
United States — 17.2%(1)
El Paso Corp.,
6.500%, 09/15/2020	5,000,000	5,523,855
EQT Corp.,
6.500%, 04/01/2018	3,000,000	3,405,000
EQT Corp.,
8.125%, 06/01/2019	2,000,000	2,371,860
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,633,511
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	6,150,258
NGPL PipeCo LLC,
7.119%, 12/15/2017(2)	4,000,000	3,655,844
Southern Star Central Corp.,
6.750%, 03/01/2016	2,745,000	2,786,175
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)	2,000,000	2,254,040
Southern Union Co.,
7.600%, 02/01/2024	3,500,000	4,160,342
		38,098,361

Natural Gas Gathering/Processing — 5.2%(1)
United States — 5.2%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)	4,000,000	5,189,504
Enogex LLC,
6.250%, 03/15/2020(2)	4,000,000	4,502,492
		9,691,996

Oil and Gas Exploration and Production — 3.3%(1)
United States — 3.3%(1)
Chesapeake Energy Corp.,
7.250%, 12/15/2018	2,000,000	2,170,000
Encore Acquisition Co.,
9.500%, 05/01/2016	1,500,000	1,676,250
Newfield Exploration Co.,
7.125%, 05/15/2018	1,000,000	1,065,000
Pioneer Natural Resources Co.,
6.875%, 05/01/2018	1,000,000	1,174,672
		6,085,922

Oilfield Services — 3.8%(1)
United States — 3.8%(1)
FTS International, Inc.,
7.625%, 11/15/2018(2)	3,000,000	3,202,500
Pride International, Inc.,
8.500%, 06/15/2019	3,000,000	3,838,647
		7,041,147

Power/Utility — 26.2%(1)
United States — 26.2%(1)
Ameren Illinois Power Co.,
9.750%, 11/15/2018	2,000,000	2,652,028
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	6,295,881
Dominion Resources, Inc.,
8.375%, 06/15/2064(3)	183,000	5,400,330
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,239,592
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,101,524
FPL Group Capital, Inc.,
6.650%, 06/15/2067	1,029,000	1,041,863
Integrys Energy Group, Inc.,
6.110%, 12/01/2066	3,750,000	3,722,062
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016(2)	4,000,000	4,440,000
North American Energy Alliance LLC,
10.875%, 06/01/2016	2,800,000	3,066,000
NRG Energy, Inc.,
8.500%, 06/15/2019	6,000,000	6,135,000
NV Energy, Inc.,
6.250%, 11/15/2020	1,000,000	1,092,854
PPL Capital Funding, Inc.,
6.700%, 03/30/2067	6,000,000	5,910,000
Wisconsin Energy Corp.,
6.250%, 05/15/2067	3,450,000	3,536,250
		48,633,384

See accompanying Notes to Financial Statements.

2012 1st Quarter Report       5

SCHEDULE OF INVESTMENTS (Continued) February 29, 2012
(Unaudited)

	Principal
	Amount/Shares	Fair Value
Refining — 1.8%(1)
United States — 1.8%(1)
Holly Corp.,
9.875%, 06/15/2017	$3,000,000	$3,352,500
Total Corporate Bonds (Cost $117,879,557)		127,863,720

Master Limited Partnerships
and Related Companies — 49.1%(1)

Crude/Refined Products Pipelines — 26.3%(1)
United States — 26.3%(1)
Buckeye Partners, L.P.	54,000	3,229,200
Enbridge Energy Management, L.L.C.(4)	496,488	16,766,398
Holly Energy Partners, L.P.	47,600	2,914,548
Kinder Morgan Management, LLC(4)(5)	224,359	17,986,864
Magellan Midstream Partners, L.P.	19,400	1,419,498
NuStar Energy L.P.	32,600	1,982,080
Plains All American Pipeline, L.P.	16,500	1,364,550
Sunoco Logistics Partners L.P.	79,443	3,102,249
		48,765,387

Natural Gas/Natural Gas Liquids Pipelines — 13.0%(1)
United States — 13.0%(1)
Energy Transfer Equity, L.P.	27,809	1,209,413
Energy Transfer Partners, L.P.	107,700	5,104,980
Enterprise Products Partners L.P.	136,317	7,072,126
ONEOK Partners, L.P.	133,200	7,752,240
Regency Energy Partners, L.P.	55,600	1,473,400
Williams Partners, L.P.	23,932	1,488,810
		24,100,969

Natural Gas Gathering/Processing — 8.9%(1)
United States — 8.9%(1)
Copano Energy, L.L.C.	93,200	3,465,176
DCP Midstream Partners, LP	85,200	4,149,240
MarkWest Energy Partners, L.P.	56,700	3,391,227
Targa Resources Partners L.P.	132,417	5,634,343
		16,639,986

	Shares
Propane Distribution — 0.9%(1)
United States — 0.9%(1)
Inergy, L.P.	97,700	1,705,842
Total Master Limited Partnerships
and Related Companies (Cost $44,598,329)		91,212,184

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.21%(6) (Cost $133,566)	133,566	133,566
Total Investments — 118.1%(1)
(Cost $162,611,452)		219,209,470

Long-Term Debt Obligations — (10.8%)(1)		(20,000,000)
Interest Rate Swap Contracts — (0.5%)(1)
$26,000,000 notional — unrealized depreciation(7)		(967,696)
Other Assets and Liabilities — (6.8%)(1)		(12,684,213)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$185,557,561

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $42,470,082, which represents 22.9% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Security has characteristics that are similar to corporate bonds although it trades in a manner similar to an equity investment. Since the security has a quoted price in an active market it is classified as a Level 1 investment within the fair value hierarchy.
(4)	Security distributions are paid-in-kind.
(5)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $967,696.
(6)	Rate indicated is the current yield as of February 29, 2012.
(7)	See Note 10 of the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

6       Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Assets & Liabilities February 29, 2012
(Unaudited)

Assets
Investments at fair value (cost $162,611,452)	$219,209,470
Receivable for Adviser expense reimbursement	35,731
Interest and dividend receivable	2,530,313
Prepaid expenses and other assets	192,719
Total assets	221,968,233

Liabilities
Payable to Adviser	339,447
Accrued expenses and other liabilities	203,529
Unrealized depreciation of interest rate swap contracts	967,696
Short-term borrowings	14,900,000
Long-term debt obligations	20,000,000
Total liabilities	36,410,672
Net assets applicable to common stockholders	$185,557,561

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,951,333 shares issued
and outstanding (100,000,000 shares authorized)	$6,951
Additional paid-in capital	129,450,809
Undistributed net realized gain	469,479
Net unrealized appreciation of investments and
interest rate swap contracts	55,630,322
Net assets applicable to common stockholders	$185,557,561
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$26.69

Statement of Operations Period from December 1, 2011 through February 29, 2012
(Unaudited)

Investment Income
Distributions from master limited partnerships	$823,890
Less return of capital on distributions	(776,994)
Net distributions from master limited partnerships	46,896
Interest from corporate bonds	2,000,190
Dividends from money market mutual funds	65
Total Investment Income	2,047,151
Operating Expenses
Advisory fees	509,602
Professional fees	42,297
Stockholder communication expenses	29,752
Administrator fees	21,457
Directors’ fees	16,819
Registration fees	6,093
Fund accounting fees	5,984
Stock transfer agent fees	3,383
Custodian fees and expenses	2,546
Franchise fees	367
Other operating expenses	7,323
Total Operating Expenses	645,623

Leverage Expenses
Interest expense	172,422
Amortization of debt issuance costs	9,418
Other leverage expenses	13,772
Total Leverage Expenses	195,612
Total Expenses	841,235
Less expense reimbursement by Adviser	(62,598)
Net Expenses	778,637
Net Investment Income	1,268,514
Realized and Unrealized Gain (Loss) on
Investments and Interest Rate Swaps
Net realized gain on investments	2,000,496
Net realized loss on interest rate swap settlements	(105,430)
Net realized gain on investments and interest rate swaps	1,895,066
Net unrealized appreciation of investments	8,704,016
Net unrealized depreciation of interest rate swap contracts	(32,170)
Net unrealized appreciation of investments and
interest rate swap contracts	8,671,846
Net Realized and Unrealized Gain on Investments and
Interest Rate Swaps	10,566,912
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$11,835,426

See accompanying Notes to Financial Statements.

2012 1st Quarter Report        7

Statement of Changes in Net Assets

	Period from
	December 1, 2011
	through	Year Ended
	February 29, 2012	November 30, 2011
	(Unaudited)
Operations
Net investment income	$1,268,514	$4,996,177
Net realized gain on investments and interest rate swaps	1,895,066	4,006,661
Net unrealized appreciation of investments and interest rate swap contracts	8,671,846	7,612,738
Net increase in net assets applicable to common stockholders resulting from operations	11,835,426	16,615,576
Distributions to Common Stockholders
Net investment income	(1,181,163)	(5,478,327)
Net realized gain	(1,425,587)	(3,930,053)
Return of capital	—	(1,010,510)
Total distributions to common stockholders	(2,606,750)	(10,418,890)
Capital Stock Transactions
Issuance of 10,347 common shares from reinvestment of distributions to stockholders	—	258,351
Net increase in net assets applicable to common stockholders from capital stock transactions	—	258,351
Total increase in net assets applicable to common stockholders	9,228,676	6,455,037
Net Assets
Beginning of period	176,328,885	169,873,848
End of period	$185,557,561	$176,328,885
Accumulated net investment loss, end of period	$—	$(87,351)

See accompanying Notes to Financial Statements.

8       Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Cash Flows
Period from December 1, 2011 through February 29, 2012
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$823,890
Interest and dividend income received	1,717,892
Purchases of long-term investments	(15,970,017)
Proceeds from sales of long-term investments	15,020,126
Proceeds from sales of short-term investments, net	3,223
Payments on interest rate swaps, net	(105,430)
Interest paid on securities purchased, net	(33,202)
Interest expense paid	(171,678)
Other leverage expenses paid	(8,600)
Operating expenses paid	(569,454)
Net cash provided by operating activities	706,750
Cash Flows From Financing Activities
Advances from revolving line of credit	11,000,000
Repayments on revolving line of credit	(9,100,000)
Distributions paid to common stockholders	(2,606,750)
Net cash used in financing activities	(706,750)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$11,835,426
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(11,712,188)
Proceeds from sales of long-term investments	9,426,342
Proceeds from sales of short-term investments, net	3,223
Return of capital on distributions received	776,994
Net unrealized appreciation of investments and
interest rate swap contracts	(8,671,846)
Net realized gain on investments	(2,000,496)
Amortization of market premium, net	110,238
Amortization of debt issuance costs	9,418
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(425,805)
Increase in prepaid expenses and other assets	(5,915)
Decrease in receivable for investments sold	5,593,784
Decrease in payable for investments purchased	(4,257,829)
Increase in payable to Adviser, net of
expense reimbursement	30,142
Decrease in accrued expenses and other liabilities	(4,738)
Total adjustments	(11,128,676)
Net cash provided by operating activities	$706,750

See accompanying Notes to Financial Statements.

2012 1st Quarter Report       9

Financial Highlights
	Period from			Period from
	December 1, 2011			July 31, 2009(1)
	through	Year Ended	Year Ended	through
	February 29, 2012	November 30, 2011	November 30, 2010	November 30, 2009
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$25.37	$24.47	$20.55	$—
Public offering price	—	—	—	20.00
Income from Investment Operations
Net investment income(3)	0.19	0.72	0.73	0.17
Net realized and unrealized gains on investments and interest rate swap contracts(3)	1.51	1.68	4.69	1.70
Total income from investment operations	1.70	2.40	5.42	1.87
Distributions to Common Stockholders
Net investment income	(0.17)	(0.79)	(0.63)	(0.16)
Net realized gain	(0.21)	(0.57)	(0.77)	—
Return of capital	—	(0.14)	(0.10)	(0.22)
Total distributions to common stockholders	(0.38)	(1.50)	(1.50)	(0.38)
Underwriting discounts and offering costs on issuance of common stock	—	—	—	(0.94)
Net Asset Value, end of period	$26.69	$25.37	$24.47	$20.55
Per common share market value, end of period	$25.87	$24.18	$23.06	$19.18
Total Investment Return Based on Market Value(4)	8.56%	11.49%	28.83%	(2.17)%
Total Investment Return Based on Net Asset Value(5)	6.74%	10.24%	27.60%	4.82%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$185,558	$176,329	$169,874	$141,789
Average net assets (000’s)	$181,572	$173,458	$156,685	$134,521
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.13%	1.13%	1.15%	1.06%
Other operating expenses	0.30	0.28	0.30	0.47
Expense reimbursement	(0.14)	(0.18)	(0.18)	(0.17)
Subtotal	1.29	1.23	1.27	1.36
Leverage expenses	0.43	0.42	0.52	0.43
Current foreign tax expense(7)	—	0.00	0.00	—
Total expenses	1.72%	1.65%	1.79%	1.79%
Ratio of net investment income to average net assets before expense reimbursement(6)	2.67%	2.70%	3.05%	2.38%
Ratio of net investment income to average net assets after expense reimbursement(6)	2.81%	2.88%	3.23%	2.55%
Portfolio turnover rate	4.39%	8.78%	21.93%	2.97%
Short-term borrowings, end of period (000’s)	$14,900	$13,000	$12,700	$11,300
Long-term debt obligations, end of period (000’s)	$20,000	$20,000	$20,000	$20,000
Per common share amount of long-term debt obligations outstanding, end of period	$2.88	$2.88	$2.88	$2.90
Per common share amount of net assets, excluding long-term debt obligations, end of period	$29.57	$28.25	$27.35	$23.45
Asset coverage, per $1,000 of principal
amount of long-term debt obligations and short-term borrowings(8)	$6,317	$6,343	$6,195	$5,530
Asset coverage ratio of long-term debt obligations and short-term borrowings(8)	632%	634%	619%	553%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2010 and the period from July 31, 2009 through November 30, 2009 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(4)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at net asset value on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $0, $4,530, $1,660 and $0 for the period from December 1, 2011 to February 29, 2012, the years ended November 30, 2011 and November 30, 2010, and the period from July 31, 2009 through November 30, 2009, respectively, for current foreign tax expense. Ratio is less than 0.01% for the years ended November 30, 2011 and 2010.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations and short-term borrowings at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited)
February 29, 2012

1. Organization

Tortoise Power and Energy Infrastructure Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 5, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The Company commenced operations on July 31, 2009. The Company’s stock is listed on the New York Stock Exchange under the symbol “TPZ.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 15 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2011 through February 29, 2012, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company has estimated approximately 6 percent as investment income and approximately 94 percent as return of capital.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make monthly cash distributions of its investment company income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders. For the year ended November 30, 2011, the Company’s distributions were comprised of 53 percent ordinary income, 37 percent long-term capital gain and 10 percent return of capital. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2012.

2012 1st Quarter Report       11

Notes to Financial Statements (Unaudited)
(Continued)

E. Federal Income Taxation

The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Company’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

G. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and termination of such agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments, but currently does not believe they will have a material impact on the Company’s financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 80 percent of total assets (including assets obtained through potential leverage) in securities of companies that derive more than 50 percent of their revenue from power or energy operations and no more than 25 percent of the total assets in equity securities of MLPs as of the date of purchase. The Company will invest a minimum of 60 percent of total assets in fixed income securities, which may include up to 25 percent of its assets in non-investment grade rated fixed income securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived an amount equal to 0.15 percent of average monthly Managed Assets for the period from July 31, 2009 through December 31, 2011, and has contractually agreed to a fee waiver of 0.10 percent of average monthly Managed Assets for the period from January 1, 2012 through December 31, 2012.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

12       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited)
(Continued)

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

5. Income Taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

As of November 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$46,901,657
Other temporary differences	(30,471)
Accumulated earnings	$46,871,186

As of February 29, 2012, the aggregate cost of securities for federal income tax purposes was $158,153,486. The aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $61,055,984, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $0 and the net unrealized appreciation was $61,055,984.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of February 29, 2012. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	February 29, 2012	Level 1	Level 2	Level 3
Assets
Debt Securities:
Corporate Bonds(a)	$127,863,720	$5,400,330	$122,463,390	$—
Equity Securities:
Master Limited
Partnerships and
Related Companies(a)	91,212,184	91,212,184	—	—
Other:
Short-Term Investment(b)	133,566	133,566	—	—
Total Assets	$219,209,470	$96,746,080	$122,463,390	$—

Liabilities
Interest Rate Swap Contracts	$967,696	$—	$967,696	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 29, 2012.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 assets.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period from December 1, 2011 through February 29, 2012.

2012 1st Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 29, 2012.

					Fair
					Value as
	Principal	Acquisition	Acquisition	Fair	Percent of
Investment Security	Amount	Date(s)	Cost	Value	Net Assets
DCP Midstream LLC,		08/07/09-
9.750%, 03/15/2019	$4,000,000	08/27/09	$4,769,350	$5,189,504	2.8%
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020	3,000,000	11/30/11	3,180,330	3,239,592	1.8
Duquesne Light Holdings, Inc.,		11/18/11-
5.900%, 12/01/2021	2,000,000	12/05/11	2,074,420	2,101,524	1.1
Enogex LLC,		02/26/10-
6.250%, 03/15/2020	4,000,000	04/22/10	4,118,593	4,502,492	2.4
Florida Gas Transmission Co., LLC,		07/08/10-
5.450%, 07/15/2020	1,500,000	01/04/11	1,551,220	1,633,511	0.9
FTS International, Inc.,
7.625%, 11/15/2018	3,000,000	12/22/11	3,157,500	3,202,500	1.7
IPALCO Enterprises, Inc.,		11/03/09-
7.250%, 04/01/2016	4,000,000	01/04/11	4,165,000	4,440,000	2.4
Midcontinent Express Pipelines, LLC,		09/09/09-
6.700%, 09/15/2019	6,000,000	03/02/10	6,055,570	6,150,258	3.3
NGPL PipeCo LLC,		07/29/10-
7.119%, 12/15/2017	4,000,000	09/28/10	4,280,000	3,655,844	2.0
Source Gas, LLC,
5.900%, 04/01/2017	5,770,000	04/21/10	5,544,521	6,100,817	3.3
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016	2,000,000	08/24/09	1,970,000	2,254,040	1.2
			$40,866,504	$42,470,082	22.9%

8. Investment Transactions

For the period from December 1, 2011 through February 29, 2012, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $11,712,188 and $9,426,342 (excluding short-term debt securities), respectively.

9. Long-Term Debt Obligations

The Company has $20,000,000 aggregate principal amount of Series A private senior notes (the “Notes”) outstanding. Holders of the Notes are entitled to receive quarterly cash interest payments at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.87 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares (if any); (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 29, 2012, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

At February 29, 2012, the fair value of the Series A Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The following table shows the maturity date, notional/carrying amount, current rate as of February 29, 2012, and the weighted-average rate for the period from December 1, 2011 through February 29, 2012.

	Maturity	Notional/Carrying	Current	Weighted-Average
Series	Date	Amount	Rate	Rate
Series A	November 6, 2014	$ 20,000,000	2.40%	2.33%

14       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

10. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding senior notes or if the Company loses its credit rating on its senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the senior notes. Details of the interest rate swap contracts outstanding as of February 29, 2012, are as follows:

			Fixed Rate
			Paid by	Floating Rate
	Maturity	Notional	the	Received by	Liability
Counterparty	Date	Amount	Company	the Company	Derivatives
Wells Fargo Bank, N.A.	11/06/2012	$5,000,000	1.81%	3-month U.S. Dollar LIBOR	$(50,618)
Wells Fargo Bank, N.A.	11/06/2012	1,000,000	1.73%	1-month U.S. Dollar LIBOR	(11,089)
Wells Fargo Bank, N.A.	11/06/2014	15,000,000	2.66%	3-month U.S. Dollar LIBOR	(844,891)
Wells Fargo Bank, N.A.	01/05/2016	2,500,000	1.09%	3-month U.S. Dollar LIBOR	(25,457)
Wells Fargo Bank, N.A.	01/05/2017	2,500,000	1.34%	3-month U.S. Dollar LIBOR	(35,641)
		$26,000,000			$(967,696)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

The change in unrealized depreciation of interest rate swap contracts in the amount of $32,170 is included in the Statement of Operations for the period ended February 29, 2012. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $105,430 are recorded as realized losses for the period ended February 29, 2012. The total notional amount of all open swap agreements at February 29, 2012 is indicative of the volume of this derivative type for the period ended February 29, 2012.

11. Credit Facility

On September 14, 2011, the Company entered into an amendment to its credit facility that extends the credit facility through September 14, 2012. U.S. Bank, N.A. serves as a lender and the leading syndicate agent on behalf of other lenders participating in the credit facility. The terms of the amendment provided for an unsecured revolving credit facility of $18,000,000. During the extension, outstanding balances accrued interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended February 29, 2012 was approximately $13,600,000 and 1.52 percent, respectively. At February 29, 2012, the principal balance outstanding was $14,900,000 at an interest rate of 1.49 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 29, 2012, the Company was in compliance with the terms of the credit facility.

12. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,951,333 shares outstanding at February 29, 2012 and November 30, 2011.

13. Subsequent Events

On March 30, 2012, the Company paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $63,059.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2012 1st Quarter Report       15

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 29, 2012, the aggregate compensation paid by the Company to the independent directors was $17,250. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2011 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16       Tortoise Power and Energy Infrastructure Fund, Inc.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of Tortoise Power
and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$1,683	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$339
Tortoise Energy Capital Corp.		Midstream Equity	$863	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$217
Tortoise MLP Fund, Inc.		Natural Gas Equity	$1,667
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$224

(1)	As of 3/31/12

TPZ
LISTED
NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Power and Energy Infrastructure Fund, Inc.